                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 17, 2000


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                  ---------------------------------------------
                             (Sponsor of the Trust)

         United States                   33-40006                22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

         802 Delaware Avenue, Wilmington, Delaware         19801
         -----------------------------------------       ----------
         (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050

Item 5. Other Events:

     Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

     On April 17, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

              20.1 Monthly Certificateholders' Statements with respect to the April 17, 2000 distribution.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 26, 1999

                                       Chase Manhattan Credit Card Master Trust,

                                       By: Chase Manhattan Bank USA, N.A.,
                                       as Servicer


                                       By: /s/ Patricia Garvey
                                           -------------------
                                       Name:  Patricia Garvey
                                       Title: Vice President

                                INDEX TO EXHIBITS

    Exhibit No.         Description
    -----------         -----------
    20.1                Monthly Certificateholders' Statement with respect
                        to the April 17, 2000 distribution to
                        Certificateholders for Series 1996-3